Presentation to 22nd Annual OC Growth Stock Conference

March 15th, 2010



Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Investment Highlights

- A leading Chinese mineral-based product developer, producer and marketer as well as service provider
- Resurging demand from target markets including steel mills, oil drillers, and solar cell makers
- Industry leading technologies supported by solid IP protection
- Proven expertise identifying market opportunities and successfully commercializing new product lines
- Ability to leverage fixed costs with high incremental margins
- Growing profitability with EPS of $0.20 for the first 9 months ended Sept. 30, 2009, vs. $0.17 for the full year 2008
- Clean capital structure and solid balance sheet with $24.3M working capital, $88.2M total assets and $47.9M shareholders' equity

Company Overview

- Facility location: Henan province
  - Highest concentration of bauxite reserve in China
  - Bauxite mineral is the key component of CHGS products
- One of the largest monolithic refractory producers in China
- Employees: 1,400
- Patents: Nine granted
- Institutional investors:

  As of Dec 31, 2009, Wellington Management reported to beneficially own 1.64M shares, representing 6.83% of total outstanding shares.

NYSE AMEX:	CHGS
Recent Price (3/13/10)	$ 3.27
52 Week High/Low:	$ 4.30/$ 0.26
Shares Outstanding:	24M
Market Cap:	$78.6M
Public since:	2007





Business Segments


Industrial Ceramics 1.9%
Fine Precision Abrasives 0.0%
Fracture Proppants 15.8%
Refractories 82.3%

Segment revenue breakdown based on 9 months 2009 results

Refractories



Target Market	**Steel mills**
Customer Value	Protect linings of melting and conveying equipments under high temperature.
Product Offerings	More than 100 products developed to address specific applications.
Full Service	• Steel mills outsource to us the daily maintenance of the facilities which consume our monolithic refractories continuously. • We are paid with a ratio linked to our client's steel output.
Customer	200 + 山东钢铁 shandongsteel. HBIS 河北钢铁集团 BAOSTEEL
Annual Capacity	Monolithic refractories: 100,000 tonnes Shaped refractories: 15,000 tonnes

Fracture Proppants


oil
oil
oil
oil
oil
oil

Target Market	**Oil drillers**
Customer Value	Squeeze out oil and gas trapped in rock pockets, improving output yield significantly.
Product Offering	A matrix defined by a variety of size, strength, and density.
Certificate	• Qualified by China Petroleum & Chemical Industry Association (CPCIA) • Tier-1 supplier recognized by PetroChina, Sinopec and CNOOC
Customer	Sinopec, CNPC, CNOOC
Annual Capacity	60,000 tonnes

Fine Precision Abrasives


Ingot
Wire Web 1
Wire Web 2

Target Market	**Solar cell makers**
Customer Value	• Facilitate wire saw slicing solar ingots into wafers. • Polish the surface of solar panels.
Product Offering	15 products across a spectrum of particle size
Customer	Signed sales agreement with distributor.
Annual Capacity	20,000 tonnes

Competitive Advantages

- Established leader in monolithic refractory and fracture proppants industry
  - Extensive customer base covering top industry names
  - Reputation for superior quality
- Ability to gain market share in any environment due to economies of scale, diverse customer base, and strong balance sheet
- Ability to leverage manufacturing and R&D capabilities to enter new mineral-based line of business
- Constant innovation in product offerings as well as service model, driven by R&D commitment and deep understanding of customer needs

2009 Milestones

- Fracture proppants
  - Successful market penetration
- Fine precision abrasives
  - Trial production went smoothly
  - Potential customers are doing sample test.
- New refractory product development
  - New-Generation Light Castable Product
  - Si-Enhanced Anti-Creep High-Aluminum Castable (SEAC HAC)



Revenue-Fracture Proppants
US $,000
6000
5000
4000
3000
2000
1000
0
Jan.-Sep.08
$3.1 mln
Jan.-Sep.09
$6.6 mln
$5.1 mln
YoY Growth Rate 116%
$450K
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
FY07 FY08
FY2007
FY2008
FY2009

Market Outlook

Refractories


China Annual Crude Steel Output 2000~2010 (E)
mln tons
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

Source: World Steel Association

Fracture Proppants

Strong and rapidly growing overseas demand for proppants made in China

Fine Precision Abrasives

Solar cell makers recovering from recession

New energy sector attracting investment

中国耕生矿物公司
China Gengsheng Minerals Corporation

2010 Strategic Priorities and Opportunities

Make opportunistic acquisitions to either achieve greater economies of scale or expand product offerings

Deliver market penetration of abrasive.

EPS Improvement

Leverage existing refractory sales force more extensively.

Allocate capital resource in a more efficient way by strategically evaluating financial performance across all our business segments.

Experienced Management Team

- **Mr. Shunqing Zhang, Chairman & CEO, 57**
  - Founded China Gengsheng Minerals in 1986.
- **Mr. Ningsheng Zhou, Senior Adviser, 52**
  - Director of High Temp. Materials Institute at Henan Univ. of Sci. & Tech.
  - Ph.D. from Metallurgy and Materials Eng. at University of Montreal, Canada
  - Winner of seven national / local awards for achievements in monolithic refractories
- **Mr. Zhenyong Bi, President, 39**
  - Joined CHGS in 2002.
  - 15 years experience in refractory industry
  - PhD from University of Science & Technology Beijing
- **Mr. Kai Shi, Chief Engineer, 46**
  - Joined CHGS in 2007.
  - 20 years experience in refractory industry
  - Key contributor of two patents and winner of several national/local awards in refractory technology
  - PhD from Zhengzhou University

Third Quarter 2009 Highlights

- Revenue increased 16.0% to $14.9 million
  - Record fracture proppant sales of $2.6 million, due to strong domestic demand
  - New refractory products entered trial use for steel customers
- Net income increased 39.5% to $1.67 million, or $.07 per diluted share
- Clean capital structure with just 24 million fully diluted shares outstanding
- Solid balance sheet with $1.9M cash, $24.3M working capital and $47.9M shareholders' equity

9 Month Financial Results



Revenue in thousand US$
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2006
2007
2008
9 Mo. 2008
9 Mo. 2009
Refractory
Proppant
Ceremic

Balance Sheet Highlights

(USD $1,000)	2007	2008A	3Q09
Assets			
Cash and cash equivalents	1,964	956	1,859
Total current assets	42,907	49,208	64,295
Total Assets	54,508	68,511	88,175
Liabilities			
Total current liabilities	17,143	25,062	39,981
Long term debt	-	-	-
TOTAL STOCKHOLDER'S EQUITY	37,180	43,273	47,941

Thank you.

For additional information:

- **In China:**

  Ms. Wendy Sun
  Finance Manager and Investor Relations
  Cell: 86-159-3870-8666
  Email: gswendy@gmail.com

- **In the U.S.:**

  RedChip Companies, Inc.
  Mr. Dave Gentry
  Phone: +1-407-491-4498
  Email: info@redchip.com

